Summary of Significant Accounting Policies - Schedule of Reconciliation of the Statutory Federal Income Tax Provision (Benefit) to the Company’s Effective Tax Rate (Details) - PHOENIX BIOTECH ACQUISITION CORP. [Member]
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Effective Income Tax Rate Reconciliation [Line Items]
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	0.00%	0.00%
Valuation allowance	(17.33%)	852.70%
Income tax provision (benefit)	3.67%	873.70%